UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 28, 2005

TENNANT COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

701 North Lilac Drive, P.O. Box 1452 Minneapolis, Minnesota		55440

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (763) 540-1200

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

    As previously publicly disclosed in the press release of Tennant Company dated March 29, 2005, William I. Miller, a member of Tennant Company’s board of directors, notified the company on March 28, 2005 that he will resign from the board effective May 4, 2005. A copy of the press release announcing Mr. Miller’s resignation is attached as Exhibit 99.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is filed herewith:

99	News Release dated March 29, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TENNANT COMPANY
Date: March 29, 2005	/s/	Eric A. Blanchard

Eric A. Blanchard Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing
99	News Release dated March 29, 2005	Filed Electronically